                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                              Broadview Media, Inc
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                              BROADVIEW MEDIA, INC.


                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  JULY 18, 2003

                                   ----------


TO THE SHAREHOLDERS OF BROADVIEW MEDIA, INC.:

      The 2003 Annual Meeting of Shareholders of Broadview Media, Inc. will be held at the offices of the Company, 4455 West 77th Street, Minneapolis, Minnesota, on Friday, July 18, 2003, at 1:00 P.M., Central Daylight Savings Time, for the following purposes:

      1.    To set the number of members of the Board of Directors at six (6).

      2.    To elect directors of the Company for the ensuing year.

      3. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

      Only shareholders of record shown on the books of the Company at the close of business on June 20, 2003 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

      You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

      This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                                             DEAN BACHELOR
                                             Chairman of the Board, Chief
                                             Executive Officer



Dated:   June 26, 2003
Minneapolis, Minnesota

                              BROADVIEW MEDIA, INC.


                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 18, 2003

                                   ----------



                                  INTRODUCTION

      Your proxy is solicited by the Board of Directors of Broadview Media, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on July 18, 2003, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

      The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally, by telephone or electronic communication including facsimile and electronic mail.

      Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

      Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

      The mailing address of the Company's principal executive office is 4455 West 77th Street, Minneapolis, Minnesota 55435. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about June 26, 2003.

         .

                      OUTSTANDING SHARES AND VOTING RIGHTS

      The Board of Directors of the Company has fixed June 20, 2003 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on June 20, 2003, 2,222,379 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock constitutes a quorum for the transaction of business.

                             PRINCIPAL SHAREHOLDERS

      The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of June 20, 2003.

NAME AND ADDRESS                             AMOUNT AND NATURE OF          PERCENT OF
OF BENEFICIAL OWNER                       SHARES BENEFICIALLY OWNED (1)      CLASS(2)
-------------------                       -----------------------------      --------
Terry Myhre                                       1,050,000(3)                41.2%
9691 101st St N.
Stillwater, MN 55082

John C. Lorentzen and Penney L. Fillmer             235,916(4)                10.7%
1205 South Main Street
Wheaton, IL

Dean and Kathy L. Bachelor                          113,554(5)                 5.2%
14069 Greenway Ave
Prior Lake, MN 55372


(1) Unless otherwise indicated, the person listed above as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder's latest filing with the Company or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to the company by the shareholder.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of the person to acquire them as of June 20, 2003, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such person and when determining the percent owned by a group, of which such person is a member.

(3) Includes 350,000 shares which may be purchased upon exercise of a currently exercisable warrant.

(4)   Includes 197,800 shares held jointly by Mr. Lorentzen and his wife.

(5) Includes 107,554 shares held by Mr. Bachelor's spouse and 6,000 shares which may be purchased upon exercise of currently exercisable options held by Dean Bachelor, the Company's Chairman and CEO.

                            MANAGEMENT SHAREHOLDINGS

      The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of June 20, 2003 by each executive officer of the Company named in the Summary Compensation Table, by each of the Company's current directors and by all of such directors and executive officers (including the named individuals) as a group.

NAME OF DIRECTOR OR                         NUMBER OF SHARES
OFFICER OR IDENTITY OF GROUP               BENEFICIALLY OWNED (1)      PERCENT OF CLASS (2)
----------------------------               ----------------------      --------------------
Terry Myhre                                1,050,000(3)                         40.8%
John Lorentzen                               235,916(4)                         10.6%
Dean Bachelor                                113,554(5)                          5.1%
Gerald W. Simonson                            57,160(6)                          2.5%
Steven Lose                                    6,250(7)                           *
Kenneth C. Ritterspach                         5,800                              *
Tom Tucker                                       500                              *
Nels Johnson                                       0                              *
H. Michael Blair                                   0                              *
Current Directors and Executive Officers
 as a Group (8 persons)                    1,469,180(8)                         56.4%

----------

 *Less than 1 %

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of the person to acquire them as of June 20, 2003, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such person and when determining the percent owned by a group, of which such person is a member.

(3) Includes 350,000 shares that may be purchased upon exercise of a currently exercisable warrant.

(4)   Includes 197,800 shares held jointly by Mr. Lorentzen with his wife.

(5) Includes 107,554 shares held by Mr. Bachelor's spouse and 6,000 which may be purchased upon exercise of currently exercisable options.

(6) Includes 21,000 shares that may be purchased upon exercise of currently exercisable options and warrants.

(7) Includes 6,000 shares that may be purchased upon exercise of currently exercisable options.

(8) Includes 383,000 shares that may be purchased upon exercise of currently exercisable options and warrants.


                              ELECTION OF DIRECTORS

                              (PROPOSALS #1 AND #2)

GENERAL INFORMATION

      The Bylaws of the Company provide that the number of directors shall not be less than the minimum required by law and that, in accordance with such requirement, the number of directors to be elected for the ensuing year shall be determined by the shareholders at each Annual Meeting. The Board of Directors recommends that the number of directors be set at six (6). Under applicable Minnesota law, approval of the proposal to set the number of directors at six, as well as the election of each nominee, requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters, but not less than the affirmative vote of 550,096 shares.

      In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the

Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

      The following table provides certain information with respect to the nominees for director.

                                         CURRENT
                                        POSITION(S)                                                            DIRECTOR
 NAME OF NOMINEE              AGE      WITH COMPANY     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS         SINCE
 ---------------              ---      ------------     ----------------------------------------------         -----
Dean Bachelor                  54      Chairman and     Chairman of the Board and CEO of the Company since      2000
                                           CEO          January 2001.  Founder and managing partner of
                                                        Platinum Group, a Twin Cities based management and
                                                        merchant banking firm, from 1981 to present.  Mr.
                                                        Bachelor has also served as board member and CEO of
                                                        numerous firms.

Nels  Johnson                  50        Director       President of Download Recordings, Inc., a contract      2002
                                                        software developer and consultant specializing in
                                                        digital video and web site design and operation.
                                                        Mr. Johnson is also a contributing editor, feature
                                                        writer and faculty member for CMP Publishers.

John C. Lorentzen              48        Director       Partner with Winston & Strawn, a Chicago based law      2001
                                                        firm.

Steven Lose                    44        Director       Media Industry Development Manager with Silicon         1997
                                                        Graphics, Inc. (a computer manufacturer) since
                                                        April 1999. Director of North American Sales of
                                                        Scitex Digital Video, Inc. (a video equipment
                                                        manufacturer) from April 1995 to April 1999.
                                                        Regional Sales Manager of Accom, Inc. (a video
                                                        equipment manufacturer) from March 1992 to April
                                                        1995.

Terry L. Myhre                 58        Director       President & Owner of Minnesota School of Business       2003
                                                        and Globe College (technical colleges) since 1988
                                                        and 1972, respectively

Tom Tucker                     54        Director       Vice President, Director & Co-Owner of Institute of
                                                        Production and Recording (IPR) since 2002.
                                                        President and Co-Owner
                                                        of Master Mix Studios
                                                        and Tucker Productions
                                                        from 1996 to 2002.

COMMITTEE AND BOARD MEETINGS

      The Company's Board of Directors has an Audit Committee which is responsible for reviewing the Company's internal control procedures, the quarterly and annual financial statements of the Company, engaging and evaluating the performance of the independent public accountants and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. Members of the Audit Committee are Mr. Lorentzen, Mr. Johnson, Mr. Myhre and Mr. Lose. The Audit Committee met four times during the 2003 fiscal year.

      The Board also has a Compensation Committee currently consisting of all independent Board members. The Committee reviews and recommends the compensation to be paid to the Company's officers. During the 2003 fiscal year, the Compensation Committee met once. The Board does not have a Nominating Committee. The Company's Board of Directors held five meetings during the 2003 fiscal year.

During FY03, each incumbent director attended seventy-five percent or more of the total number of meetings of the Board and of Committee(s) of which he was a member.

DIRECTORS FEES

      Each director who is not an employee of the Company is entitled to receive $200 for each Board of Directors or Committee meeting attended, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he serves as a director. Total payments of $16,400 were made to directors during FY03.

CERTAIN TRANSACTIONS

      In order to facilitate restructure of the Company's bank line and to provide funding for operations, in FY97 the Board authorized the issuance of $562,500 of 10.5% Subordinated Notes with a Warrant to each investor to purchase, at $2.50 per share, a number of shares of Common Stock of the Company equal to the original principal amount of such investor's Note divided by the Warrant exercise price. There is no prepayment penalty. Certain directors or former directors of the Company (including current director Gerald Simonson) purchased $412,500 of the Notes in July 1996 and $150,000 of the Notes in February 1997. In June 1999, the Company restructured the principal and interest payment terms of the Notes to provide for payment of interest quarterly commencing October 31, 1999 and payment of principal in five equal annual installments commencing July 31, 2000.

      The Company has a management services agreement with Platinum Group ("Platinum"), under which Dean Bachelor and Kenneth C. Ritterspach (both partners in Platinum) have assumed the roles of Chairman/CEO and President/COO, respectively. In addition, other members of Platinum perform project work as needed. The intent of the engagement (which is on an interim, indefinite basis) is to provide the Company with day-to-day senior leadership. Either party may terminate the agreement with a 120 day termination notice. Compensation is a combination of a retainer ($10,000 biweekly effective June 1, 2002) and reimbursement for out-of-town travel expenses.

                             AUDIT COMMITTEE REPORT

      The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

      In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A to the proxy statement for the Company's 2001 Annual Meeting), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

      (1) reviewed and discussed the audited financial statements with management;

      (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

      (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

      Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003, as filed with the Securities and Exchange Commission.

            MEMBERS OF THE AUDIT COMMITTEE FOR THE 2003 FISCAL YEAR:

                           Steven Lose
                           John C. Lorentzen
                           Gerald W. Simonson


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth certain information regarding compensation for the Company's last three fiscal years of persons serving as CEO in FY03 or who are executive officers whose total salary and bonus for the FY03 exceeded $100,000.

                                    ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                    -------------------                ----------------------
                                                                      AWARDS           PAYOUTS
                                                                      ------           -------

                                                               RESTRICTED               LTIP       ALL OTHER
      NAME AND        FISCAL    SALARY      BONUS                STOCK      OPTIONS/   PAYOUTS    COMPENSATION
 PRINCIPAL POSITION    YEAR       $           $       OTHER      AWARDS      SARS #       $             $
 ------------------    ----       -           -       -----      ------      ------       -             -
Dean Bachelor,        2003        (1)        --         --         --         --         --           --
Chairman and CEO

                      2002        (1)        --         --         --         --         --           --

                      2001        (1)

Kenneth C.            2003        (1)        --         --         --         --         --           --
Ritterspach,
President
                      2002        (1)        --         --         --         --         --           --

                      2001        (1)        --

----------

(1) The management services of Mr. Bachelor and Mr. Ritterspach were provided through the Company's management agreement with Platinum Group (see "Certain Transactions"). These individuals did not receive direct compensation from the Company.

 OPTION/STOCK APPRECIATION RIGHTS (SAR) GRANTS DURING THE 2003 FISCAL YEAR

      No options were granted in the 2003 fiscal year to the officers named in the Summary Compensation Table.

OPTION/STOCK APPRECIATION RIGHT (SAR) EXERCISES DURING THE 2003 FISCAL YEAR
    AND FISCAL YEAR-END OPTION/SAR VALUES

      The following table provides certain information regarding the exercise of stock options during the 2003 fiscal year by the officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options held by such officers.

                         NUMBER OF                                                         VALUE OF UNEXERCISED
                          SHARES          VALUE      NUMBER OF UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS AT FISCAL
                         ACQUIRED       REALIZED          AT FISCAL YEAR END                   YEAR END ($)
        NAME            ON EXERCISE        ($)       (EXERCISABLE/UNEXERCISABLE)      EXERCISABLE/UNEXERCISABLE(1)
        ----            -----------     --------     ----------------------------     ----------------------------
Dean Bachelor                0              0           6,000             0              3,563              0

Kenneth C.                   0              0             0               0                0                0
Ritterspach


(1) Market value of underlying securities at March 31, 2003 ($1.50) minus the exercise price.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 2003, all Section 16(a) filing requirements applicable to insiders were complied with.

                              INDEPENDENT AUDITORS

      Lurie Besikof Lapidus & Company, LLP acted as the Company's independent auditors for the fiscal years ended March 31, 2003 and 2002. A representative of Lurie Besikof Lapidus & Company, LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

      INDEPENDENT ACCOUNTANT'S FEES. The following table presents fees for professional services rendered by Lurie Besikof Lapidus & Company, LLP ("LBLCO") for the years ended March 31, 2003 and 2002. LBLCO was first engaged by the Company to perform the March 31, 2002 audit.

                                                     2003                                2002
                                                     ----                                ----
Audit Fees (a)                                     $40,550                             $28,500
Financial Information Systems                        $ 0                                 N/A
Design and Implementation Fees
All Other Fees:
     Audit-related Fees                              $ 0                                 N/A
     Tax Fees (b)                                   $2,522                               N/A
     Other Fees                                      $ 0                                 N/A

      (a) Fees and expenses paid to LBLCO for (i) the audit of the consolidated financial statements included in the Company's Annual Report on Form 10-KSB and (ii) the reviews of the interim consolidated financial information included in the Company's 2003 fiscal year Quarterly Reports on Form 10-QSB. FY02 audit fees do not include the reviews of the 2002 fiscal year interim consolidated financial information, as other auditors performed these services.

      (b)   Fees paid to LBLCO for tax compliance and tax planning services.

      The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Lurie Besikof Lapidus & Company, LLP's independence and has determined that such services have not adversely affected LBLCO's independence.

                                 OTHER BUSINESS

      The Board of Directors knows of no other matters to be presented at the 2003 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgement.

                              SHAREHOLDER PROPOSALS

      Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at next year's 2004 Annual Meeting must be received by the Company by February 25, 2004, to be includable in the Company's proxy statement and related proxy for the 2004 Annual Meeting.

      Also, if a shareholder proposal intended to be presented at the 2004 Annual Meeting but not included in the Company's proxy statement and proxy is received by the Company after May 12, 2004, then management named in the Company's proxy form for the 2004 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                                  ANNUAL REPORT

      A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2003, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

      THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2003 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, BROADVIEW MEDIA, INC., 4455 WEST 77TH STREET, MINNEAPOLIS, MINNESOTA 55435.




Dated: June 26, 2003
Minneapolis, Minnesota

                        ANNUAL MEETING OF SHAREHOLDERS OF

                             BROADVIEW MEDIA, INC.

                                  JULY 18, 2003

PROOF # 2


                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



   - Please detach along perforated line and mail in the envelope provided. -


        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. Election of Directors:

[ ] FOR ALL NOMINEES

[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)

 NOMINEES:

( ) Dean Bachelor

( ) Nels Johnson

( ) John Lorentzen

( ) Steve Lose

( ) Terry Myhre

( ) Tom Tucker

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (x)


To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

2. Set the number of directors at six (6)

FOR    AGAINST     ABSTAIN
[ ]      [ ]         [ ]

Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.


Signature of Shareholder

Date:

Signature of Shareholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROOF # 1

                              BROADVIEW MEDIA, INC.

                                      PROXY

      FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 18, 2003

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dean Bachelor and Kenneth C. Ritterspach or either of them acting alone, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Shareholders of Broadview Media, Inc, a Minnesota corporation (the "Company"), to be held on Friday, July 18th, 2003 at 1:00pm, and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company standing in the name of the undersigned on June 20, 2003, with all of the powers the undersigned would possess if personally present at such meeting.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)